UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2023

F45 Training Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40590 (Commission File Number)	84-2529722 (I.R.S. Employer Identification No.)

3601 South Congress Avenue, Building E Austin, Texas 78704 (Address of Principal Executive Offices) (737) 787-1955 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 210.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00005 per share	FXLV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 10, 2023, the Board of Directors (the “Board”) of F45 Training Holdings Inc. (the “Company”) approved the voluntary delisting of the Company’s common stock from the New York Stock Exchange (the “NYSE”), the deregistration of the Company’s common stock under Section 12(b) and Section 12(g) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act. On August 14, 2023, the Company delivered written notice to the NYSE of its intention to undertake the foregoing actions.

The Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about August 24, 2023 to effect the voluntary withdrawal of the listing of its common stock from the NYSE and the deregistration of its common stock under Section 12(b) of the Exchange Act. The Company currently anticipates that the delisting from the NYSE and deregistration under Section 12(b) of its common stock will become effective on or about September 3, 2023. Following the effectiveness of the Form 25, and after the Company has made all necessary SEC filings and is otherwise able to do so, the Company intends to file with the SEC a Form 15 to deregister the Company’s common stock under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.

On August 14, 2023, the Company issued a press release regarding the voluntary delisting and deregistration of its common stock. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2023	F45 Training Holdings Inc.

	By:	/s/ Patrick Grosso
Patrick Grosso
Interim Chief Financial Officer and Chief Legal Officer